UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
January 12, 2024
Date of Report (Date of earliest event reported)
The Duckhorn Portfolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Dowdell Lane
Saint Helena, CA 94574
(Address of principal executive offices) (Zip Code)
(707) 302-2658
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2024, The Duckhorn Portfolio, Inc. and its wholly-owned subsidiary Duckhorn Wine Company (together, the “Companies”) entered into amended and restated employment agreements (the “A&R Employment Agreements”) with each of Jennifer Fall Jung, Sean Sullivan, Pete Przybylinski and Zach Rasmuson. The A&R Employment Agreements with each of the named executive officers noted above amend their respective existing employment agreements to reflect the new Companies’ new flexible paid time-off policy applicable to such named executive officers, and to replace references to the Companies’ prior paid time-off policies in the agreements.

The foregoing description of the terms of the A&R Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Amended & Restated Employment Agreement entered into by and among Duckhorn Wine Company, The Duckhorn Portfolio, Inc and Jennifer Fall Jung, dated January 12, 2024
10.2	Second Amended & Restated Employment Agreement entered into by and among Duckhorn Wine Company, The Duckhorn Portfolio, Inc and Sean Sullivan, dated January 12, 2024
10.3	Second Amended & Restated Employment Agreement entered into by and among Duckhorn Wine Company, The Duckhorn Portfolio, Inc and Pete Przybylinski, dated January 12, 2024
10.4	Second Amended & Restated Employment Agreement entered into by and among Duckhorn Wine Company, The Duckhorn Portfolio, Inc and Zach Rasmuson, dated January 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Duckhorn Portfolio, Inc.

Date: January 12, 2024	By:	/s/ S.B.A. Sullivan
Sean Sullivan
Executive Vice President, Chief Strategy and Legal Officer